Exhibit 10.90

SECOND AMENDMENT

TO

PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (the “Second Amendment”), dated as of November 14, 2013, is made by and between Highlands Lofts, LLC, a Missouri limited liability company (“Seller”), and KBS-Legacy Apartment Community REIT Venture, LLC, a Delaware limited liability company (“Purchaser”), with reference to the following:

WHEREAS, Purchaser and Seller are parties to that certain Purchase and Sale Agreement dated as of October 16, 2013, that certain First Amendment to Purchase and Sale Agreement dated as of October 28, 2013 (collectively, the “Purchase Agreement”);

WHEREAS, Seller and Purchaser have agreed to enter into this Second Amendment to set forth their agreement regarding the matters set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser and Seller hereby agree to the following:

1.         Terms. All initially capitalized terms which are used in this Second Amendment, but not otherwise defined herein, shall have the same meanings as ascribed thereto in the Purchase Agreement.

2.         Inspection Expiration Date. Section 3.5 of the Purchase Agreement is hereby modified to provide that November 18, 2013 is the Inspection Expiration Date.

3.         Purchase Agreement Ratified. In all other respects, except as otherwise provided by this Second Amendment, the undersigned hereby ratify and confirm the Purchase Agreement which remains in full force and effect.

4.         Counterparts. This Third Amendment may be executed in counterparts, each of which shall be deemed an original and all of said counterparts shall constitute but one and the same instrument. Signatures delivered via facsimile or other electronic means shall be accepted as if original.

[REMAINDER OF PAGE IS INTENTIONALLY BLANK.]

IN WITNESS WHEREOF, the undersigned hereby execute this Second Amendment to be effective as of November 14, 2013.

SELLER:

HIGHLANDS LOFTS, LLC
a Missouri limited liability company

By:	/s/ Steven A. Brown
Steven A. Brown, Authorized Manager

PURCHASER:

KBS-LEGACY APARTMENT COMMUNITY REIT VENTURE, LLC, a Delaware limited liability company

By:	Legacy Partners Residential Realty LLC, a Delaware limited liability company, its Managing Member

	By:	/s/ Kerry L. Nicholson
	Name:	Kerry L. Nicholson
	Title:	S.V.P.

The undersigned Escrow Agent joins in the execution of this Third Amendment in order to acknowledge the terms hereof.

FIDELITY NATIONAL TITLE COMPANY

By:	/s/ Kim Azure
Name:	Kim Azure
Title:	Commercial Escrow Officer

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